UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 23, 2012 (August 17, 2012)

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address of Principal Executive Offices, Including Zip Code)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2012, our stockholders approved an amendment and restatement of our 2004 Equity Incentive Plan (“2004 Plan”) to (i) increase the number of shares of common stock authorized for issuance thereunder by 9,900,000, (ii) extend the term of the plan through May 22, 2022, and (iii) re-approve the material terms of the plan so that we can continue to grant equity awards that constitute “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code. Our Board of Directors had previously approved the amendment and restatement of our 2004 Plan, subject to stockholder approval.

A copy of the 2004 Plan is filed as Exhibit 10.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on August 17, 2012, our stockholders elected each of the following individuals to serve on the Board of Directors until the next annual meeting of stockholders, or until his successor is duly elected and qualified.

Nominees	Votes For	Votes Withheld	Broker Non Votes
Steve Sanghi	147,775,019	6,793,064	19,489,593
Albert J. Hugo-Martinez	151,173,337	3,394,746	19,489,593
L.B. Day	151,353,107	3,214,976	19,489,593
Matthew W. Chapman	152,627,834	1,940,249	19,489,593
Wade F. Meyercord	137,445,844	17,122,239	19,489,593

In addition, the following proposals were voted on at the annual meeting:

1.
Proposal to approve an amendment and restatement of our 2004 Plan to (i) increase the number of shares of common stock authorized for issuance thereunder by 9,900,000, (ii) extend the term of the plan through May 22, 2022, and (iii) re-approve the material terms of the plan so that we can continue to grant equity awards that constitute “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	143,253,230	10,975,446	339,077	19,489,923

2.
Proposal to approve the issuance of shares of our common stock upon conversion of our convertible debentures as required by the Nasdaq listing rules so that upon the future adjustment of the conversion rate of the debentures as a result of our payment of cash dividends we can maintain our current accounting treatment for the debentures and maintain the flexibility to issue shares upon conversion of such debentures.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	151,685,881	2,532,923	348,949	19,489,923

3.	Proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	171,116,101	2,696,447	245,128	---

4.	Proposal to approve the compensation of our named executive officers on an advisory (non-binding) basis.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	146,201,032	7,961,560	405,161	19,489,923

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	10.1	2004 Equity Incentive Plan (as amended on August 17, 2012)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2012	Microchip Technology Incorporated

By: /s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President, Chief Financial Officer

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